===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: February 7, 2001


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

               TEXAS                                     74-1611874
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)

   15835 Park Ten Place Drive                               77084
         Houston, Texas                                  (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800


===============================================================================

ITEM 7. EXHIBITS

EXHIBIT 99.1    PRESS RELEASE DATED FEBRUARY 7, 2001

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED DECEMBER 31, 2000 AND 1999

EXHIBIT 99.3 ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE QUARTER ENDED DECEMBER 31, 2000

EXHIBIT 99.4 CONSOLIDATED BALANCE SHEETS AT DECEMBER 31, 2000 AND SEPTEMBER 30, 2000

EXHIBIT 99.5    CONTRACT STATUS SUMMARY AT FEBRUARY 7, 2001



ITEM 9.    REGULATION FD DISCLOSURE


ON FEBRUARY 7, 2001, THE COMPANY ANNOUNCED ITS EARNINGS FOR THE FISCAL YEAR 2001 FIRST QUARTER ENDED DECEMBER 31, 2000. A COPY OF THE PRESS RELEASE SUMMARIZING THESE EARNINGS IS FILED WITH THIS FORM 8-K AS EXHIBIT 99.1 AND IS INCORPORATED HEREIN BY REFERENCE.

ADDITIONAL INFORMATION WITH RESPECT TO THE COMPANY'S CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED DECEMBER 31, 2000 AND 1999, AN ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE QUARTER ENDED DECEMBER 31, 2000, CONSOLIDATED BALANCE SHEETS AT DECEMBER 31, 2000 AND SEPTEMBER 30, 2000 AND CONTRACT STATUS SUMMARY AT FEBRUARY 7, 2001 ARE ATTACHED HERETO AS EXHIBITS 99.2, 99.3, 99.4 AND 99.5, RESPECTIVELY.



         Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition;
operating risks; risks involved in foreign operations; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2000, filed with the Securities and Exchange Commission.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ATWOOD OCEANICS, INC.
                                        (Registrant)



                                        /s/ James M. Holland
                                        James M. Holland
                                        Senior Vice President

                                        DATE:    7 February 2001

                                  EXHIBIT INDEX


EXHIBIT NO.                               DESCRIPTION

99.1     Press Release dated February 7, 2001

99.2 Consolidated Statements of Operations for the Three Months ended December 31, 2000 and 1999

99.3 Analysis of Contract Revenues and Drilling Costs for the quarter ended December 31, 2000

99.4     Consolidated Balance Sheets at December 31, 2000 and September 30, 2000

99.5     Contract Status Summary at February 7, 2001